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                      METROPOLITAN LIFE INSURANCE COMPANY

                 NEW ENGLAND LIFE RETIREMENT INVESTMENT ACCOUNT

                         SUPPLEMENT DATED JUNE 18, 2003
                      TO THE PROSPECTUS DATED MAY 1, 1988

This supplement describes certain changes to your variable annuity contract (the "Contract") issued by Metropolitan Life Insurance Company (the "Company").

UPCOMING MERGER

Effective following the close of business on June 27, 2003, the CDC Nvest Balanced Fund (the "Balanced Fund") of the CDC Nvest Funds Trust I will merge with and into the CDC Nvest Growth and Income Fund (the "Growth and Income Fund") of the CDC Nvest Funds Trust II. Any account value you have in the subaccount corresponding to the Balanced Fund on the date of the merger will automatically be invested in the Growth and Income Fund after the merger.

After the date of the merger, Class A shares of the Growth and Income Fund will be available for the allocation of premium payments and account value under your Contract. The Growth and Income Fund seeks opportunities for long-term capital growth and income, and its investment adviser is CDC IXIS Advisers. (Because the Balanced Fund will have merged into the Growth and Income Fund, it will no longer be available for allocations under the Contract.)

FEES AND EXPENSES

The following chart sets forth the fees and expenses of Class A shares of the Growth and Income Fund for the year ended December 31, 2002, as a percentage of the Fund's average daily net assets:

ANNUAL EXPENSES                                               GROWTH AND INCOME FUND
---------------                                               ----------------------
Management Fees.............................................          0.69%
Distribution and/or service (12b-1) fees....................          0.25%
Other Expenses..............................................          0.62%
                                                                      -----
Total Annual Operating Expenses.............................       1.56%(1)

EXAMPLE OF CHARGES

If you surrender(2), annuitize, or do not surrender the Contract at the end of the applicable time period:

     You would pay the following cumulative expenses on each $1,000 invested, assuming a 5% annual return on assets:

                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                   ------   -------   -------   --------
Growth and Income Fund...........................  $29.59   $90.52    $153.87   $323.50

The example should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the example.

                                     * * *

This supplement should be retained with your Contract prospectus for future reference. Please call our Customer Service Team at 1-800-435-4117 or write our Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594 if you have any questions.
---------------

(1) CDC IXIS Advisers has given a binding undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses (exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses) to 1.30% of the Fund's average daily net assets for Class A shares. This undertaking is in effect from June 1, 2003 through April 30, 2004.
(2) Although the Contract originally imposed surrender charges, all Contract owners are now beyond the period when such charges would apply.
VA-415-03